UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  August 29, 2011

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2011, Comverge, Inc. (the “Company”) and Mr. Christopher Camino, Executive Vice President of Sales and Marketing and Chief Marketing Officer in charge of Sales, agreed to not renew Mr. Camino’s employment agreement upon its expiration on December 31, 2011.  Mr. Camino was a named executive officer of the Company for the fiscal year ended December 31, 2010.

Mr. Camino has also agreed to assist in the transition of his position, and will be compensated in accordance with the terms of his employment agreement with the Company until its expiration on December 31, 2011.  Additionally, the Company is in the process of negotiating a separation agreement and general release with Mr. Camino.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:      /s/ R. Blake Young
Name:    R. Blake Young
Title:      President and Chief Executive Officer

Dated:  September 2, 2011